Exhibit 10.1

JPMorgan Chase Bank – Structured Finance Services
4 New York Plaza, 6th Floor			Distribution Date: 12/27/04
New York, NY 10004-2477
Officer:	Taoheed A. Agbabiaka	ph: 212-623-4481
fax: 212-623-5858

GreenPoint Mortgage Securities LLC

GreenPoint Home Equity Loan Trust 2004-1

Home Equity Loan Asset-Backed Notes

Series 2004-1

Distribution In Dollars

Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	202,045,000.00	94,301,719.54	0.00	6,656,824.94	6,656,824.94	0.00	0.00	94,301,719.54
TOTALS	202,045,000.00	94,301,719.54	0.00	6,656,824.94	6,656,824.94	0.00	0.00	94,301,719.54

Factor Information Per $1000 Of Original Face

Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal
A1	395385AQ0	466.73621985	0.00000000	32.94723918	32.94723918	466.73621985
TOTALS		466.73621985	0.00000000	32.94723918	32.94723918	466.73621985

Additional Interest

Class	CUSIP	Amount	Factor
A1	395385AQ0	209,517.02	1.03698196
Totals		209,517.02	1.03698196

Pass-Through Rates

Class	Previous	Current	Next
A1	0.000000%	0.000000%	0.000000%